POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 12th day of May, 1995.



                                 /s/Ruth S. Block
                                 Ruth S. Block






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 9th day of May, 1995.



                                 /s/Russell G. Cleary
                                 Russell G. Cleary






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 12th day of May, 1995.



                                 /s/Pierson M. Grieve
                                 Pierson M. Grieve






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 12th day of May, 1995.



                                 /s/James J. Howard
                                 James J. Howard






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 10 day of May, 1995.



                                 /s/Jerry W. Levin
                                 Jerry W. Levin






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 9th day of May, 1995.



                                 /s/Reuben F. Richards
                                 Reuben F. Richards






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 9 day of May, 1995.



                                 /s/Richard L. Schall
                                 Richard L. Schall






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 12 day of May, 1995.



                                 /s/Roland Schulz
                                 Roland Schulz






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 8 day of May, 1995.



                                 /s/Philip L. Smith
                                 Philip L. Smith






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 9th day of May, 1995.



                                 /s/Hugo Uyterhoeven
                                 Hugo Uyterhoeven






                             POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 200,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the Ecolab Inc. 1995 Non-Employee Director Stock Option Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

        IN WITNESS WHEREOF, I have hereunto affixed my signature this 12 day of May, 1995.



                                 /s/Albrecht Woeste
                                 Albrecht Woeste